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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2004

PRIMEDIA Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other Jurisdiction of Incorporation or Organization)	1-11106 (Commission File Number)	13-3647573 (I.R.S. Employer Identification No.)
745 FIFTH AVENUE, NEW YORK, NEW YORK (Address of principal executive offices)
10151 (Zip Code)

Registrant's telephone number, including area code: (212)-745-0100

Item 5.    Other Events and Regulation FD Disclosure

        On July 7, 2004, PRIMEDIA Inc. issued a press release relating to the closing of its redemption of its Series J Convertible Exchangeable Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.

Item 7.    Financial Statements and Exhibits

        (c) Exhibits

        Exhibit 99: Press Release of PRIMEDIA Inc., dated July 7, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)
Date: July 7, 2004	By:	/s/ Beverly C. Chell Beverly C. Chell Vice Chairman and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release of PRIMEDIA Inc., dated July 7, 2004

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SIGNATURES
INDEX TO EXHIBITS